                                                                 EXHIBIT 10.5(b)

                                                                  EXECUTION COPY


                      LIMITED WAIVER TO TERM LOAN AGREEMENT

         This LIMITED WAIVER TO TERM LOAN AGREEMENT (the "Waiver") is dated as of November 14, 2003, by and among (1) Link Energy Limited Partnership (formerly EOTT Energy Operating Limited Partnership) ("Link OLP"), Link Energy Canada Limited Partnership (formerly EOTT Energy Canada Limited Partnership) ("Link Canada"), EOTT Energy Liquids, L.P. ("EOTT Liquids") and Link Energy Pipeline Limited Partnership (formerly EOTT Energy Pipeline Limited Partnership) ("Link Pipeline", and together with Link OLP, Link Canada and EOTT Liquids, the "Borrowers"), Link Energy LLC (formerly EOTT Energy LLC) ("Link LLC"), Link Energy General Partner LLC (formerly EOTT Energy General Partner, L.L.C.) ("Link GP", and together with Link LLC, the "Guarantors"), (2) Lehman Brothers Inc. as Term Lender Agent ("Term Lender Agent") and (3) the Term Lenders who are signatories hereto ("Term Lenders"). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Term Loan Agreement (as defined below).

                  WHEREAS, the Borrowers, each Guarantor, the Term Lender Agent and the Term Lenders entered into that certain Term Loan Agreement, dated as of February 11, 2003 (as amended, supplemented, restated or otherwise modified from time to time, the "Term Loan Agreement"); and

                  WHEREAS, the Borrowers and Guarantors have requested, and the Term Lender Agent and the Term Lenders are willing to grant, a waiver with respect to the Term Loan Agreement, as set forth herein subject to the terms and conditions contained herein.

                  NOW THEREFORE, in consideration of the premises contained in this Waiver, and fully intending to be legally bound by this Waiver, the Borrowers, the Guarantors, the Term Lender Agent and the Term Lenders hereby agree as follows:

         SECTION 1. LIMITED WAIVER. Effective as of the Effective Date, the Term Lenders and the Term Lender Agent hereby waive any Event of Default pursuant to
(i) Section 11(d) of the Term Loan Agreement resulting from (A) the Borrowers having permitted (x) Consolidated EBIDA for the Reference Period ended on September 30, 2003 to be less than $6,551,000 and (y) Consolidated EBIDA for the Reference Period ended on October 31, 2003 to be less than $8,680,000, in breach of Section 10(o) of the Term Loan Agreement, (B) the Borrowers having permitted
(x) the ratio of Consolidated EBIDA to Consolidated Total Interest Expense for the Reference Period ended on September 30, 2003 to be less than 0.62:1.00 and
(y) the ratio of Consolidated EBIDA to Consolidated Total Interest Expense for the Reference Period ended on October 31, 2003 to be less than 0.79:1.00, in breach of Section 10(q) of the Term Loan Agreement, and (C) the Credit Parties' failure to comply with Section 10(a) of the Term Loan Agreement as a result of balancing or make-up obligations owed to third parties due to downward adjustments in estimates of crude oil inventory owned by such third parties,
(ii) Section 11(n) of the Term Loan Agreement resulting from Link OLP's breaches of the Purchase Agreements that are concurrently herewith being waived by
Section 1 of the Standard Chartered Waiver, (iii) Section 11(h) of the Term Loan Agreement resulting from the occurrence of "Events of Default" (under and as defined in the Letter of Credit Agreement) waived by Section 1 of the Standard Chartered Waiver and (iv) Section 11(c) of the Term Loan Agreement resulting from the occurrence of any "default" or "event of default" under any Credit Document resulting from any Event of Default or Event of Seller Default (x) under the Term Loan Agreement waived hereby or (y) under the Letter of Credit Agreement, the Purchase Agreements waived pursuant to
Section 1 of the Standard Chartered Waiver.

         SECTION 2. REPRESENTATIONS AND WARRANTIES. In order to induce the Term Lender Agent and the Term Lenders to enter into this Waiver, the Borrowers and the Guarantors represent and warrant to the Term Lender Agent and the Term Lenders (which representations and warranties shall survive the execution and delivery of this Waiver), that on and as of the Effective Date after giving effect to this Waiver and the Standard Chartered Waiver referred to below, (a) all of the representations and warranties contained in the Term Loan Agreement and in the other Credit Documents (except to the extent that such representations and warranties relate expressly to an earlier date) are true and correct and (b) no Default or Event of Default under the Term Loan Agreement other than those described in Section 1 hereof has occurred and is continuing.

         SECTION 3. CONDITIONS TO EFFECTIVENESS. This Waiver shall be deemed to be effective as of the date hereof (the "Effective Date") only upon (a) the due execution and delivery of this Waiver by the Borrowers, the Guarantors, the Term Lenders and the Term Lender Agent, and (b) the due execution and delivery of a waiver to the Letter of Credit Agreement and the Purchase Agreements in the form attached as Exhibit A hereto (the "Standard Chartered Waiver") by the Borrowers, the Guarantors, Standard Chartered Bank and Standard Chartered Trade Services, waiving certain "Events of Default" (under and as defined in the Letter of Credit Agreement and the Purchase Agreements).

         SECTION 4. APPLICABLE LAW. THIS WAIVER SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW.

         SECTION 5. EFFECT; RATIFICATION. The waivers set forth herein are effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i) except as expressly provided in this Waiver, be a consent to any amendment, waiver or modification of any term or condition of the Term Loan Agreement, or of any other Credit Document or (ii) prejudice any right or rights that the Term Lenders or the Term Lender Agent may now have or may have in the future under or in connection with the Term Loan Agreement or any other Credit Document. This Waiver shall be construed in connection with and as part of the Term Loan Agreement and all terms, conditions, representations, warranties, covenants and agreements set forth in the Term Loan Agreement and each other Credit Document, except as herein amended or waived, are hereby ratified and confirmed and shall remain in full force and effect.

         SECTION 6. MISCELLANEOUS. It is the understanding of the parties hereto that Link OLP and ChevronTexaco Global Trading shall execute and deliver the Crude Oil Joint Marketing Agreement by no later than November 30, 2003.

         SECTION 7. COUNTERPARTS. This Waiver may be executed in any number of counterparts, each such counterpart constituting an original but all together one and the same instrument.

         SECTION 8. SEVERABILITY. In case any provision in or obligation under this Waiver shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

                  [Remainder of page intentionally left blank]

                  IN WITNESS WHEREOF, each of the undersigned has caused this Waiver to be executed and delivered as an agreement under seal as of the date first written above.

                                      LINK ENERGY LIMITED PARTNERSHIP

                                      By: LINK ENERGY GENERAL PARTNER LLC,
                                          its General Partner

                                          By:
                                              ----------------------------------
                                              Name:  H. Keith Kaelber
                                              Title: Executive Vice President
                                                     and Chief Financial Officer


                                      LINK ENERGY CANADA LIMITED
                                      PARTNERSHIP, as a Borrower

                                      By: LINK ENERGY GENERAL PARTNER LLC,
                                          its General Partner

                                          By:
                                              ----------------------------------
                                              Name:  H. Keith Kaelber
                                              Title: Executive Vice President
                                                     and Chief Financial Officer


                                      EOTT ENERGY LIQUIDS, L.P.,
                                      as a Borrower

                                      By: LINK ENERGY GENERAL PARTNER LLC,
                                          its General Partner

                                          By:
                                              ----------------------------------
                                              Name:  H. Keith Kaelber
                                              Title: Executive Vice President
                                                     and Chief Financial Officer

                                      LINK ENERGY PIPELINE
                                      LIMITED PARTNERSHIP, as a Borrower

                                      By: LINK ENERGY GENERAL PARTNER LLC,
                                          its General Partner

                                          By:
                                              ----------------------------------
                                              Name:  H. Keith Kaelber
                                              Title: Executive Vice President
                                                     and Chief Financial Officer


                                      LINK ENERGY LLC,
                                      as a Guarantor

                                      By:
                                          --------------------------------------
                                          Name:  H. Keith Kaelber
                                          Title: Executive Vice President and
                                                 Chief Financial Officer


                                      LINK ENERGY GENERAL PARTNER LLC,
                                      as a Guarantor

                                      By:
                                          --------------------------------------
                                          Name:  H. Keith Kaelber
                                          Title: Executive Vice President and
                                                 Chief Financial Officer


                                      LEHMAN BROTHERS INC.
                                      as Term Lender Agent

                                      By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                      LEHMAN COMMERCIAL PAPER, INC.
                                      as a Term Lender

                                      By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                      FARALLON CAPITAL PARTNERS, L.P., a
                                      California limited partnership, as
                                      a Term Lender

                                      By: FARALLON PARTNERS, L.L.C.,
                                          as General Partner

                                          By:
                                              ----------------------------------
                                              Managing Member,
                                              Farallon Partners, L.L.C.


                                      FARALLON CAPITAL INSTITUTIONAL
                                      PARTNERS, L.P., a California limited
                                      partnership, as a Term Lender

                                      By: FARALLON PARTNERS, L.L.C.,
                                          as General Partner

                                          By:
                                              ----------------------------------
                                              Managing Member,
                                              Farallon Partners, L.L.C.


                                      FARALLON CAPITAL INSTITUTIONAL
                                      PARTNERS II, L.P., a California limited
                                      partnership as a Term Lender

                                      By: FARALLON PARTNERS, L.L.C.,
                                          as General Partner

                                          By:
                                              ----------------------------------
                                              Managing Member,
                                              Farallon Partners, L.L.C.


                                      FARALLON CAPITAL INSTITUTIONAL
                                      PARTNERS III, L.P., a Delaware limited
                                      partnership, as a Term Lender

                                      By: FARALLON PARTNERS, L.L.C.,
                                          as General Partner

                                          By:
                                              ------------------------------
                                              Managing Member,
                                              Farallon Partners, L.L.C.

                                      TINICUM PARTNERS, L.P., a New York limited partnership, as a Term Lender

                                      By: FARALLON PARTNERS, L.L.C.,
                                          as General Partner

                                          By:
                                              ----------------------------------
                                              Managing Member,
                                              Farallon Partners, L.L.C.


                                      HIGH YIELD PORTFOLIO, a series of Income
                                      Trust, as a Term Lender

                                      By:
                                          ----------------------------------
                                          Name:
                                          Title:


                                      AXP VARIABLE PORTFOLIO-EXTRA INCOME
                                      FUND, a series of AXP Variable Portfolio
                                      Income Series, Inc. as a Term Lender

                                      By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                      FORTRESS CREDIT OPPORTUNITIES I LP,
                                      as a Term Lender

                                      By: FORTRESS CREDIT OPPORTUNITIES
                                          I GP LLC, as General Partner

                                          By:
                                              ----------------------------------
                                              Name:
                                              Title:


                                      FORTRESS CREDIT OPPORTUNITIES II LP,
                                      as a Term Lender

                                      By: FORTRESS CREDIT OPPORTUNITIES II
                                          GP LLC, as General Partner

                                          By:
                                              ------------------------------
                                              Name:
                                              Title: